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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): February 24, 2005
                                                   (February 23, 2005)



                          Altair Nanotechnologies Inc.
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             (Exact name of registrant as specified in its charter)

        Canada
                                      1-12497                    33-1084375
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   (State or other             (Commission File No.)           (IRS Employer
     jurisdiction                                           Identification No.)
  of incorporation)

                                 204 Edison Way
                               Reno, Nevada 89502
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (775) 858-3750
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                   (Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 2.02  Results of Operations and Financial Condition.

On February 24, 2005, Altair Nanotechnologies, Inc. (the "Company") issued a press release entitled "Altair Nanotechnologies Reports Financial Results for Fourth Quarter of Fiscal 2004." The full text of the press release is provided herewith as Exhibit 99.1.

The Company will hold a quarterly conference call to discuss fourth quarter, and annual, financial results for fiscal 2004 and recent business developments on Thursday, February 24, 2005, at 11:00 a.m. Eastern (EST). Shareholders and members of the investment community are invited to participate in the call.

The conference call dial-in number for U.S. callers is 888.245.7013. The conference call dial-in number for international callers is 973.582.2732. Please dial in to the conference 10 minutes before the call is scheduled to begin. A replay of the conference call will be available until March 3, 2005 and can be accessed by dialing 877.519.4471 and entering conference number 5721762.

The information in Item 2.02 of this Report (including exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01  Regulation FD Disclosure.

On February 23, 2005, Altair Nanotechnologies, Inc. (the "Company") issued a press release entitled "Altair Nanotechnologies Reports Project Update In Preparation For Year End Results Announcement." The full text of the press release is provided herewith as Exhibit 99.2.

The information in Item 7.01 of this Report (including exhibit 99.2) shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by the Company dated February 25, 2005 (Earnings Release).

99.2     Press Release  issued by the Company  dated  February 24, 2005 (Project
         Update)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                              Altair Nanotechnologies Inc.


      February 24, 2005       By:       /s/  Edward Dickinson
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         Date                          Edward Dickinson, Chief Executive Officer


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